                                                                    Exhibit 99.1


                                  CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS
[CERES GROUP LOGO]                NEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWSCERES
                                  CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS




                                       FOR FURTHER INFORMATION:
                                       David I. Vickers, Chief Financial Officer
                                       (440) 878-2941

                                       Gayle M. Vixler, Senior Vice President
                                       (440) 572-8848

                CERES GROUP REPORTS STRONG THIRD QUARTER RESULTS

CLEVELAND, OH, NOVEMBER 5, 2003

FOR THE QUARTER:

o Net operating income of $4.1 million ($0.12 per share), excluding $0.1 million from net realized investment gains
o    Net income of $4.2 million ($0.12 per share)
o    Senior Segment pre-tax earnings of $4.9 million
o    Medical Segment pre-tax earnings of $2.3 million

FOR THE NINE MONTHS:

o Net operating income of $11.4 million ($0.33 per share), excluding $0.9 million ($0.03 per share) from net realized investment gains, $2.7 million ($0.08 per share) related to a decrease in the valuation allowance for deferred taxes, and $3.6 million ($0.11 per share) from discontinued operations
o    Net income of $18.5 million ($0.54 per share)
o    Senior Segment pre-tax earnings of $13.2 million
o    Medical Segment pre-tax earnings of $7.8 million


Ceres Group, Inc. (NASDAQ: CERG) today reported net operating income of $4.1 million ($0.12 per share), excluding $0.1 million from net realized investment gains for the third quarter ended September

--------------------------------------------------------------------------------
         CERES GROUP, INC. - 17800 Royalton Road - Cleveland, Ohio 44136
             (440) 572-2400 - (800) 643-2474 - Fax (440) 878-2959 -
                                 www.ceresgp.com

Ceres Group, Inc.
Page 2


30, 2003. This compares to net operating income of $2.9 million ($0.08 per share) for the third quarter of 2002, excluding $1.4 million ($0.04 per share) from net realized investment gains and $3.1 million ($0.09 per share) from discontinued operations. Net income was $4.2 million ($0.12 per share) in the third quarter of 2003, compared to $7.3 million ($0.21 per share) in 2002.

For the first nine months of 2003, the company posted net operating income of $11.4 million ($0.33 per share), excluding $0.9 million ($0.03 per share) from net realized investment gains, $2.7 million ($0.08 per share) related to a decrease in the valuation allowance for deferred taxes, and $3.6 million ($0.11 per share) from discontinued operations. This compares to net operating income of $0.3 million ($0.01 per share) for the first nine months of 2002, excluding $1.1 million ($0.03 per share) from net realized investment gains, $1.5 million ($0.05 per share) from a special charge related to the retirement of the company's former CEO, and $5.2 million ($0.15 per share) from discontinued operations. Net income was $18.5 million ($0.54 per share) for the first nine months of 2003, compared to $5.0 million ($0.15 per share) in 2002.

"I am encouraged by our strong third quarter results and confident that we are on track to exceed our goals for the year," said Tom Kilian, president and chief executive officer of Ceres. "Earnings in both of our business segments remain positive, sales in our Senior Segment are improving, and we continue to efficiently manage our expenses to remain in line with our existing revenue base."

"Our Senior Segment continues to produce consistent results while our selective marketing approach has improved the profitability of our Medical Segment," Kilian said. "As we finish the year and move into 2004, our management team remains focused on niche marketing in our Medical Segment and growing our Senior Segment."

SEGMENT RESULTS

Ceres reports its financial results in two primary business segments: Senior and Medical. For all periods presented, the segment results exclude the discontinued operations of Pyramid Life Insurance Company, which was sold March 31, 2003.

SENIOR SEGMENT (MEDICARE SUPPLEMENT, LONG-TERM CARE, DENTAL, LIFE INSURANCE AND ANNUITIES)
The pre-tax profit for the quarter was $4.9 million, compared to $4.7 million in the third quarter of 2002. For the nine months, the Senior Segment pre-tax profit totaled $13.2 million, compared to $12.9 million for the first nine months of 2002.

Benefits, claims, losses and settlement expenses in the Senior Segment were $32.2 million, compared to $31.2 million in the third quarter of 2002. The Senior Segment benefit and claims loss ratio was 74.1%, compared to 74.0% in the third quarter of 2002. For the nine months, the Senior Segment benefits, claims, losses and settlement expenses were $96.6 million, compared to $95.4 million, with the benefit claims loss ratio at 75.1% and 74.9%, respectively.

"The programs we implemented to improve our Senior Segment sales are showing positive results," Kilian said. "Sales for our cornerstone product, Medicare supplement, increased compared with the same quarter a year ago as well as the second quarter of this year. We will maintain our ongoing commitment to expand this segment of our business by focusing on markets where our products are most competitive, pursuing marketing relationships with select distributors, and recruiting new agents."

MEDICAL SEGMENT (CATASTROPHIC AND COMPREHENSIVE MEDICAL PLANS)

Ceres Group, Inc.
Page 3


The pre-tax profit for the quarter was $2.3 million, compared to a pre-tax profit of $2.6 million in the third quarter of 2002. For the first nine months, the Medical Segment pre-tax profit totaled $7.8 million, compared to a pre-tax loss of $8.3 million for the first nine months of 2002.

Benefits, claims, losses and settlement expenses in the Medical Segment were $53.3 million, compared to $66.3 million in the third quarter of 2002. The Medical Segment benefit and claims loss ratio was 73.5%, compared to 73.1% in the third quarter of 2002. For the nine months, the Medical Segment benefits, claims, losses and settlement expenses were $174.6 million, compared to $222.9 million in 2002, with the benefit claims loss ratio at 73.8% and 80.2%, respectively.

"Our Medical Segment results have been positive for the past year," Kilian added. "Our selective marketing approach, which focuses on states with the greatest profit potential, has positively impacted our profitability in this challenging market. Additionally, we continue to refine our products, evaluate pricing, and work with select distributors to ensure stable, predictable results."

OUTLOOK
"For the balance of the year and into 2004, we will continue our business strategy of capitalizing on the opportunities in our core businesses," Kilian said. "I am pleased with our accomplishments so far this year which include a stronger balance sheet and stable earnings in both of our business segments. This substantially improved financial position gives us the platform we need to expand our Senior Segment and enhance the profitability of our Medical Segment. We have made a great deal of progress, and I am optimistic about the company's outlook going forward."

Based on the positive results for the first nine months of 2003, the company's prospects for improved profitability in the Senior Segment, and ongoing profitability in its Medical Segment, the company is raising its financial guidance for the current year. The company now expects to achieve net operating income per diluted share of approximately $0.44 for 2003, versus the previous guidance of $0.42 per diluted share. Net operating income excludes certain items that, in the opinion of management, are not indicative of overall operating trends. For 2003, net operating income excludes the impact of net realized investment gains, the reduction in the deferred tax valuation allowance, and the results of discontinued operations.

In addition, for 2004, based on the company's prospects for growth in the Senior Segment and continued profitability in its Medical Segment, the company expects to achieve net operating income per diluted share of $0.53, an increase of approximately 20% over 2003.

A conference call with management regarding third quarter results is scheduled for 10:00 a.m. (Eastern), Thursday, November 6, 2003. To listen to the live conference call over the Internet, go to www.ceresgp.com or http://www.firstcallevents.com/service/ajwz392622889gf12.html at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available after the call.

                           FINANCIAL TABLES TO FOLLOW

Ceres Group, Inc.
Page 4


                       CERES GROUP, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                   THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                      SEPTEMBER 30,
                                                             --------------------------------    ------------------------------
                                                                  2003             2002              2003             2002
                                                             ---------------   --------------    ------------    --------------
REVENUES
Premiums, net
     Medical                                                    $  72,593         $  90,702         $236,754          $277,793
     Senior and other                                              43,439            42,102          128,698           127,462
                                                                ---------         ---------         --------          --------
       Total premiums, net                                        116,032           132,804          365,452           405,255
Net investment income                                               6,588             5,779           18,572            18,544
Net realized gains                                                    184             2,102            1,330             1,657
Fee and other income                                                6,758             7,311           20,496            23,474
Amortization of deferred reinsurance gain                             355               478            1,431             2,354
                                                                ---------         ---------         --------          --------
                                                                  129,917           148,474          407,281           451,284
                                                                ---------         ---------         --------          --------
BENEFITS, LOSSES AND EXPENSES
Benefits, claims, losses and settlement expenses
     Medical                                                       53,327            66,315          174,632           222,909
     Senior and other                                              32,200            31,163           96,604            95,434
                                                                ---------         ---------         --------          --------
       Total benefits, claims, losses and settlement expenses      85,527            97,478          271,236           318,343
Selling, general and administrative expenses                       35,663            42,106          111,071           133,481
Net (deferral) amortization and change in acquisition costs
  and value of business acquired                                    1,756             1,938            4,813            (4,312)
Interest expense and financing costs                                  291               490            1,026             1,536
Special charge                                                        -                 -                -               2,381
                                                                ---------         ---------         --------          --------
                                                                  123,237           142,012          388,146           451,429
                                                                ---------         ---------         --------          --------
Income (loss) from continuing operations before federal
   income taxes and minority interest                               6,680             6,462           19,135              (145)
Federal income tax expense                                          2,430             2,253            4,197               102
                                                                ---------         ---------         --------          --------
Income (loss) from continuing operations after tax and
   before minority interest                                         4,250             4,209           14,938              (247)
Minority interest                                                      50               (10)              30               (37)
                                                                ---------         ---------         --------          --------
INCOME (LOSS) FROM CONTINUING OPERATIONS                            4,200             4,219           14,908              (210)
                                                                ---------         ---------         --------          --------
Discontinued operations
   Income from operations of Pyramid Life (less tax expense
      of $0, $1,674, $3,223 and $2,867, respectively)                 -               3,078            5,732             5,244
   Loss on sale of Pyramid Life (less tax benefit of $0
      and $79, respectively)                                          -                 -             (2,149)              -
                                                                ---------         ---------         --------          --------
INCOME FROM DISCONTINUED OPERATIONS                                   -               3,078            3,583             5,244
                                                                ---------         ---------         --------          --------
NET INCOME                                                      $   4,200         $   7,297         $ 18,491          $  5,034
                                                                =========         =========         ========          ========

BASIC EARNINGS PER SHARE
   Continuing operations                                        $    0.12         $    0.12         $   0.43          $    -
   Discontinued operations                                            -                0.09             0.11              0.15
                                                                ---------         ---------         --------          --------
   Net income                                                   $    0.12         $    0.21         $   0.54          $   0.15
                                                                =========         =========         ========          ========

DILUTED EARNINGS PER SHARE
   Continuing operations                                        $    0.12         $    0.12         $   0.43          $    -
   Discontinued operations                                            -                0.09             0.11              0.15
                                                                ---------         ---------         --------          --------
   Net income                                                   $    0.12         $    0.21         $   0.54          $   0.15
                                                                =========         =========         ========          ========
Basic weighted average shares outstanding                          34,340            34,034           34,291            33,968
Diluted weighted average shares outstanding                        34,395            34,034           34,310            33,968


Ceres Group, Inc.
Page 5


                       CERES GROUP, INC. AND SUBSIDIARIES
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     In this press release, the company presented net operating income and net operating income per share, which is a non-GAAP financial measure. Management believes that this measure of profitability provides a meaningful presentation of the underlying earnings of the company's operations. Net operating income and net operating income per share exclude certain items that, in the opinion of management, are not indicative of overall operating trends. For the periods presented, net operating income and net operating income per share exclude the results of the discontinued operations of Pyramid Life Insurance Company (a subsidiary that was sold on March 31, 2003), realized gains on the sale of investments, reductions to the valuation allowance for deferred taxes, and special charges. The following is a reconciliation to the most directly comparable GAAP financial measure:


                                                           THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                             SEPTEMBER 30,                      SEPTEMBER 30,
                                                     -------------------------------   --------------------------------
                                                         2003             2002             2003              2002
                                                     -------------    --------------   --------------    --------------
Net operating income                                 $      4,080     $       2,853    $     11,353      $       261

Net realized gains                                            184             2,102           1,330            1,657

Income taxes on net realized gains (1)                        (64)             (736)           (466)            (580)

Special charge                                                 -                 -               -            (2,381)

Income tax benefit on special charge (1)                       -                 -               -               833

Reduction to the valuation allowance for
   deferred taxes                                              -                 -            2,691               -
                                                       ----------       -----------      ----------        ---------
Net income (loss) from continuing operations         $      4,200     $       4,219    $     14,908      $      (210)
                                                       ==========       ===========      ==========        =========

PER SHARE DATA (DILUTED)

  Net operating income per share                     $       0.12     $        0.08    $       0.33      $      0.01

  Net realized gains, net of tax (1)                           -               0.04            0.03             0.03

  Special charge, net of tax (1)                               -                 -               -             (0.05)

  Reduction to the valuation allowance for
    deferred  taxes                                            -                 -             0.08               -
                                                       ----------       -----------      ----------        ---------
  Net income (loss) per share from continuing
    operations                                       $       0.12     $        0.12    $       0.43     $         -
                                                       ==========       ===========      ==========        =========



(1) Taxes on net realized gains and special charges is based upon a 35% effective tax rate for all periods.

Note: Certain amounts may not total due to rounding of individual components.

Ceres Group, Inc.
Page 6


                       CERES GROUP, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              SEPTEMBER 30,         DECEMBER 31,
                                                                   2003                 2002
                                                               ------------          -----------
                                                               (UNAUDITED)
ASSETS
Investments                                                  $      477,668        $     397,103
Cash and cash equivalents                                            40,518               32,118
Reinsurance receivable                                              144,342              170,075
Assets of Pyramid Life                                                   -               157,774
Deferred acquisition costs                                           70,254               74,891
Value of business acquired                                           13,085               16,084
Goodwill and licenses                                                14,097               14,243
Other assets                                                         20,620               25,193
                                                               ------------          -----------
   TOTAL ASSETS                                              $      780,584        $     887,481
                                                               ============          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Policy liabilities and benefits accrued                      $      509,868        $     512,003
Deferred reinsurance gain                                             9,760               11,037
Other policyholders' funds                                           19,073               23,610
Debt                                                                 12,192               25,003
Liabilities of Pyramid Life                                              -               102,457
Other liabilities                                                    46,817               45,847
                                                               ------------          -----------
   TOTAL LIABILITIES                                                597,710              719,957
Stockholders' equity                                                182,874              167,524
                                                               ------------          -----------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $      780,584        $     887,481
                                                               ============          ===========


Equity per common share:

    After accumulated other comprehensive income  (1)        $         5.33        $        4.89

    Before accumulated other comprehensive income (1)                  5.04                 4.51

Book value per share excluding goodwill and licenses                   4.91                 4.48


---------

(1) Accumulated other comprehensive income relates primarily to the net unrealized gain (loss) on available-for-sale securities.

Ceres Group, Inc.
Page 7


                       CERES GROUP, INC. AND SUBSIDIARIES
                              INDUSTRY SEGMENT DATA
            (EXCLUDING OPERATIONS OF PYRAMID LIFE INSURANCE COMPANY)
                                    UNAUDITED
                                 (IN THOUSANDS)


                                                           THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                             SEPTEMBER 30,                           SEPTEMBER 30,
                                                  -------------------------------------  --------------------------------------
                                                         2003                2002                2003               2002
                                                  -----------------  ------------------  ------------------  ------------------
MEDICAL
    Revenues
         Net premiums                               $        72,593     $        90,702     $       236,754    $        277,793
         Investment income, realized gains                    1,312               2,460               4,591               6,263
         Other income                                         4,934               7,446              16,956              23,974
                                                    ---------------     ---------------     ---------------    ----------------
                                                             78,839             100,608             258,301             308,030
                                                    ---------------     ---------------     ---------------    ----------------
    Expenses
         Benefits and claims                                 53,327              66,315             174,632             222,909
         Other operating expenses                            23,180              31,677              75,918              93,412
                                                    ---------------     ---------------     ---------------    ----------------
                                                             76,507              97,992             250,550             316,321
                                                    ---------------     ---------------     ---------------    ----------------
    Segment profit (loss) before federal income
         taxes and minority interest                $         2,332     $         2,616     $         7,751    $         (8,291)
                                                    ===============     ===============     ===============    ================

SENIOR AND OTHER
    Revenues
         Net premiums                               $        43,439     $        42,102     $       128,698    $        127,462
         Investment income, realized gains                    5,345               5,311              14,980              13,606
         Other income                                         2,173                 343               4,965               1,854
                                                    ---------------     ---------------     ---------------    ----------------
                                                             50,957              47,756             148,643             142,922
                                                    ---------------     ---------------     ---------------    ----------------
     Expenses
         Benefits and claims                                 32,200              31,163              96,604              95,434
         Other operating expenses                            13,885              11,905              38,801              34,578
                                                    ---------------     ---------------     ---------------    ----------------
                                                             46,085              43,068             135,405             130,012
                                                    ---------------     ---------------     ---------------    ----------------
    Segment profit before federal income taxes
         and minority interest                      $         4,872     $         4,688     $        13,238    $         12,910
                                                    ===============     ===============     ===============    ================

CORPORATE AND OTHER
    Revenues
         Investment income, realized gains          $           115     $           110     $           331    $            332
         Other income                                             6                   -                   6                   -
                                                    ---------------     ---------------     ---------------    ----------------
                                                                121                 110                 337                 332
                                                    ---------------     ---------------     ---------------    ----------------
     Expenses
          Interest and financing expenses                       291                 490               1,026               1,536
          Other operating expenses                              354                 462               1,165               1,179
          Special charges                                         -                   -                   -               2,381
                                                    ---------------     ---------------     ---------------    ----------------
                                                                645                 952               2,191               5,096
                                                    ---------------     ---------------     ---------------    ----------------
    Segment loss before federal income taxes
          and minority interest                     $          (524)    $          (842)    $        (1,854)   $         (4,764)
                                                    ===============     ===============     ===============    ================

INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES AND MINORITY INTEREST       $         6,680     $         6,462     $        19,135    $           (145)
                                                    ===============     ===============     ===============    ================

Medical loss ratio                                             73.5%               73.1%               73.8%               80.2%
Senior loss ratio                                              74.1%               74.0%               75.1%               74.9%
Overall loss ratio                                             73.7%               73.4%               74.2%               78.6%


Ceres Group, Inc.
Page 8


ABOUT CERES GROUP
Ceres Group, Inc., through its insurance subsidiaries, provides a wide array of health and life insurance products through two primary business segments. Ceres' Medical Segment includes major medical health insurance for individuals, families, associations and small businesses. The Senior Segment includes senior health, life and annuity products for Americans age 55 and over. To help control medical costs, Ceres also provides medical cost management services to its insureds. Ceres' nationwide distribution channels include independent agents and its electronic distribution system. For more information, visit www.ceresgp.com.

THIS NEWS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY. FORWARD-LOOKING STATEMENTS ARE STATEMENTS OTHER THAN HISTORICAL INFORMATION OR STATEMENTS OF CURRENT CONDITION. IN LIGHT OF THE RISKS AND UNCERTAINTIES INHERENT IN ALL FUTURE PROJECTIONS, THE INCLUSION OF FORWARD-LOOKING STATEMENTS HEREIN SHOULD NOT BE REGARDED AS REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES OR PLANS OF THE COMPANY WILL BE ACHIEVED. MANY FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHERS, FAILURE TO ACCURATELY PREDICT CLAIMS LIABILITIES, RISING HEALTHCARE COSTS, BUSINESS CONDITIONS AND COMPETITION IN THE HEALTHCARE INDUSTRY, DEVELOPMENTS IN HEALTHCARE REFORM AND OTHER REGULATORY ISSUES (INCLUDING FAILURE TO MEET STATUTORY CAPITAL REQUIREMENTS), ADVERSE OUTCOMES IN LITIGATION, ABILITY TO DEVELOP AND ADMINISTER COMPETITIVE PRODUCTS, PERFORMANCE OF OUR REINSURERS AND FAILURE TO COMPLY WITH FINANCIAL AND OTHER COVENANTS IN OUR LOAN AGREEMENTS, AND THE FAILURE TO SUCCESSFULLY IMPLEMENT THE BUSINESS PLANS FOR THE COMPANY AND ITS SUBSIDIARIES. THIS REVIEW OF IMPORTANT FACTORS SHOULD NOT BE CONSTRUED AS EXHAUSTIVE. INVESTORS AND OTHERS SHOULD REFER TO CERES' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AND ITS QUARTERLY REPORTS ON FORM 10-Q AND OTHER PERIODIC FILINGS, FOR A DESCRIPTION OF THE FOREGOING AND OTHER FACTORS. CERES UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

                                       ###